UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21423

                       The Gabelli Dividend & Income Trust
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
              -----------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                         [LOGO]
                                                         THE GABELLI
                                                         DIVIDEND & INCOME TRUST


                      THE GABELLI DIVIDEND & INCOME TRUST

                                  Annual Report
                                December 31, 2005

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
              ----------------------------------------------------

                                                                                                      SINCE
                                                                                                    INCEPTION
                                                                               QUARTER    1 YEAR    (11/28/03)
                                                                              ---------   -------   ----------
GABELLI DIVIDEND & INCOME TRUST NAV RETURN (B)..............................    (1.15)%    8.71%      10.13%
GABELLI DIVIDEND & INCOME TRUST INVESTMENT RETURN (C).......................    (2.93)     4.85        0.24
S&P 500 Index...............................................................     2.08      4.91       10.19
Dow Jones Industrial Average................................................     2.01      1.83        6.90
Nasdaq Composite Index......................................................     2.49      1.37        5.82

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX.

(b)   TOTAL  RETURNS  AND  AVERAGE  ANNUAL  RETURNS   REFLECT  CHANGES  IN  NAV,
      REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $20.00.
--------------------------------------------------------------------------------

                                Sincerely yours,


                                /s/ Bruce N. Alpert

                                Bruce N. Alpert
February 13, 2006               President

                       THE GABELLI DIVIDEND & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2005:

Repurchase Agreements .........................................  14.4%
Financial Services ............................................  13.7%
Energy and Utilities: Oil .....................................  11.9%
Energy and Utilities: Integrated ..............................  11.3%
Telecommunications ............................................   7.0%
Energy and Utilities: Electric ................................   5.4%
Health Care ...................................................   5.0%
Food and Beverage .............................................   4.7%
Energy and Utilities: Natural Gas .............................   3.1%
Diversified Industrial ........................................   3.0%
U.S. Government Obligations ...................................   2.9%
Computer Software and Services ................................   1.5%
Retail ........................................................   1.4%
Entertainment .................................................   1.4%
Consumer Products .............................................   1.3%
Hotels and Gaming .............................................   1.3%
Cable and Satellite ...........................................   1.1%
Automotive: Parts and Accessories .............................   1.1%
Communications Equipment ......................................   1.0%
Specialty Chemicals ...........................................   1.0%
Wireless Communications .......................................   0.8%
Equipment and Supplies ........................................   0.7%
Transportation ................................................   0.6%
Broadcasting ..................................................   0.6%
Energy and Utilities ..........................................   0.6%
Metals and Mining .............................................   0.6%
Agriculture ...................................................   0.5%
Energy and Utilities: Water ...................................   0.5%
Machinery .....................................................   0.5%
Publishing ....................................................   0.3%
Aerospace .....................................................   0.3%
Business Services .............................................   0.2%
Aviation: Parts and Services ..................................   0.2%
Environmental Services ........................................   0.1%
Real Estate ...................................................   0.0%
Automotive: Parts and Accessories .............................   0.0%
Real Estate Investment Trusts .................................   0.0%
Building and Construction .....................................   0.0%
                                                                ------
                                                                100.0%
                                                                ======

THE GABELLI DIVIDEND & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

                       THE GABELLI DIVIDEND & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                                             MARKET
  SHARES                                                     COST             VALUE
------------                                            --------------   ----------------
               COMMON STOCKS -- 78.3%
               AEROSPACE -- 0.2%
      10,000   Goodrich Corp.........................   $      281,823   $        411,000
      50,000   Kaman Corp............................          770,713            984,500
     300,000   Rolls-Royce Group plc+................        2,085,104          2,206,527
   3,340,000   Rolls-Royce Group plc,
                   Cl. B.............................            3,390              5,890
                                                        --------------   ----------------
                                                             3,141,030          3,607,917
                                                        --------------   ----------------
               AGRICULTURE -- 0.5%
     480,000   Archer-Daniels-Midland Co.............        7,891,851         11,836,800
                                                        --------------   ----------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
     543,100   Dana Corp.............................        9,208,337          3,899,458
     455,000   Genuine Parts Co......................       15,537,978         19,983,600
                                                        --------------   ----------------
                                                            24,746,315         23,883,058
                                                        --------------   ----------------
               BROADCASTING -- 0.1%
      27,000   Liberty Corp..........................        1,252,414          1,263,870
                                                        --------------   ----------------
               CABLE AND SATELLITE -- 1.1%
      14,200   Cogeco Inc............................          276,997            293,174
     105,000   DIRECTV Group Inc.+...................        1,814,833          1,482,600
     300,000   EchoStar Communications
                   Corp., Cl. A+.....................        9,097,026          8,151,000
      90,000   Liberty Global Inc., Cl. A+...........        1,835,298          2,025,000
      90,000   Liberty Global Inc., Cl. C+...........        1,763,325          1,908,000
     147,800   PanAmSat Holding Corp.................        3,581,891          3,621,100
     200,000   Rogers Communications Inc.,
                   Cl. B.............................        4,628,280          8,452,000
                                                        --------------   ----------------
                                                            22,997,650         25,932,874
                                                        --------------   ----------------
               COMMUNICATIONS EQUIPMENT -- 0.6%
     300,000   Scientific-Atlanta Inc................       12,661,542         12,921,000
      20,000   Thomas & Betts Corp.+.................          629,282            839,200
                                                        --------------   ----------------
                                                            13,290,824         13,760,200
                                                        --------------   ----------------
               COMPUTER SOFTWARE AND SERVICES -- 1.5%
     115,100   Anteon International Corp.+...........        6,233,265          6,255,685
     300,000   Micromuse Inc.+.......................        2,962,480          2,967,000
   2,406,700   Siebel Systems Inc....................       24,937,598         25,462,886
                                                        --------------   ----------------
                                                            34,133,343         34,685,571
                                                        --------------   ----------------
               CONSUMER PRODUCTS -- 1.3%
      10,000   Altria Group Inc......................          491,463            747,200
     110,000   Avon Products Inc.....................        3,292,448          3,140,500
      33,000   Eastman Kodak Co......................          837,383            772,200
     135,000   Gallaher Group plc, ADR...............        6,687,853          8,121,600
       1,000   Kimberly-Clark Corp...................           53,184             59,650
     120,000   Maytag Corp...........................        1,998,367          2,258,400
      90,000   Procter & Gamble Co...................        4,748,057          5,209,200
     700,000   Swedish Match AB......................        7,085,845          8,238,404
                                                        --------------   ----------------
                                                            25,194,600         28,547,154
                                                        --------------   ----------------
               DIVERSIFIED INDUSTRIAL -- 2.6%
     250,000   Bouygues SA...........................        8,642,798         12,223,709
     150,000   Cooper Industries Ltd., Cl. A.........        9,567,202         10,950,000
     400,000   General Electric Co...................       12,858,817         14,020,000
     210,000   Honeywell International Inc...........        6,925,030          7,822,500
      30,000   ITT Industries Inc....................        2,489,631          3,084,600
     100,000   Sonoco Products Co....................        2,400,642          2,940,000
       1,000   Textron Inc...........................           51,500             76,980
   1,051,000   Tomkins plc...........................        5,080,148          5,420,181
      19,000   Tomkins plc, ADR......................          372,688            391,590
     108,000   WHX Corp.+............................        1,061,571          1,096,200
                                                        --------------   ----------------
                                                            49,450,027         58,025,760
                                                        --------------   ----------------

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
               ENERGY AND UTILITIES: ELECTRIC -- 5.4%
      30,000   Allegheny Energy Inc.+................   $      438,040   $        949,500
     120,000   ALLETE Inc............................        3,983,448          5,280,000
     315,000   American Electric
                   Power Co. Inc.....................        9,742,599         11,683,350
      20,000   Cleco Corp............................          349,431            417,000
     400,000   DPL Inc...............................        7,865,335         10,404,000
      17,500   DTE Energy Co.........................          667,957            755,825
     270,000   Duquesne Light
                   Holdings Inc......................        4,812,167          4,406,400
     237,000   Electric Power Development
                   Co. Ltd...........................        6,918,340          8,138,805
     230,000   FPL Group Inc.........................        7,915,075          9,558,800
     610,000   Great Plains Energy Inc...............       18,714,180         17,055,600
     600,000   Pepco Holdings Inc....................       11,391,942         13,422,000
     220,000   Pinnacle West Capital Corp............        8,566,123          9,097,000
     490,000   Southern Co...........................       14,616,327         16,919,700
     398,100   Unisource Energy Corp.................       10,238,183         12,420,720
                                                        --------------   ----------------
                                                           106,219,147        120,508,700
                                                        --------------   ----------------
               ENERGY AND UTILITIES: INTEGRATED -- 11.3%
      12,000   Alliant Energy Corp...................          305,115            336,480
     410,000   Ameren Corp...........................       18,639,891         21,008,400
      35,000   Avista Corp...........................          610,184            619,850
      11,000   Black Hills Corp......................          335,198            380,710
      22,800   Central Vermont Public
                   Service Corp......................          446,712            410,628
      33,000   CH Energy Group Inc...................        1,524,587          1,514,700
     108,000   Chubu Electric
                   Power Co. Inc.....................        2,458,019          2,573,282
     121,500   Chugoku Electric
                   Power Co. Inc.....................        2,194,052          2,354,072
     345,000   Cinergy Corp..........................       13,277,438         14,648,700
     155,000   CONSOL Energy Inc.....................        3,596,342         10,102,900
     200,000   Consolidated Edison Inc...............        8,201,972          9,266,000
      20,000   Dominion Resources Inc................        1,455,866          1,544,000
     200,000   Duke Energy Corp......................        4,391,221          5,490,000
     430,000   Edison SpA+...........................        1,002,090            868,990
     200,000   El Paso Corp..........................        2,048,265          2,432,000
       6,500   Empire District Electric Co. .........          144,112            132,145
     605,000   Endesa SA.............................       15,460,981         15,915,210
     300,000   Enel SpA..............................        2,324,318          2,356,542
      47,000   Enel SpA, ADR.........................        1,839,336          1,848,040
     139,500   Energy East Corp......................        3,166,127          3,180,600
     220,000   FirstEnergy Corp......................        7,886,725         10,777,800
     135,000   Hawaiian Electric
                   Industries Inc....................        3,175,890          3,496,500
     250,000   Hera SpA..............................          552,073            668,160
     121,500   Hokkaido Electric
                   Power Co. Inc.....................        2,282,208          2,472,548
     121,500   Hokuriku Electric Power Co............        2,131,359          2,400,433
     121,500   Kansai Electric
                   Power Co. Inc.....................        2,333,021          2,611,629
      80,500   Korea Electric
                   Power Corp., ADR..................        1,181,180          1,568,945
     121,500   Kyushu Electric
                   Power Co. Inc.....................        2,374,466          2,637,385
      25,000   Maine & Maritimes Corp................          746,488            387,000
      10,000   MGE Energy Inc........................          354,894            339,100
      35,102   National Grid plc, ADR................        1,588,562          1,709,116
     255,000   NiSource Inc..........................        5,329,541          5,319,300
     600,000   NSTAR.................................       14,242,809         17,220,000
     500,000   OGE Energy Corp.......................       12,037,779         13,395,000
      50,000   Ormat Technologies Inc................          750,000          1,307,000
     330,000   Progress Energy Inc...................       14,816,426         14,493,600

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
     310,000   Public Service Enterprise
                   Group Inc.........................   $   19,276,360   $     20,140,700
     220,000   Scottish Power plc, ADR...............        6,417,661          8,223,600
     121,500   Shikoku Electric
                   Power Co. Inc.....................        2,264,565          2,477,700
       5,000   TECO Energy Inc.......................           85,338             85,900
     121,500   Tohoku Electric
                   Power Co. Inc.....................        2,112,763          2,472,548
     108,000   Tokyo Electric
                   Power Co. Inc.....................        2,545,172          2,623,649
       2,000   TXU Corp..............................           28,289            100,380
      69,800   Vectren Corp..........................        1,766,636          1,895,768
     460,400   Westar Energy Inc.....................        9,104,988          9,898,600
      90,000   Wisconsin Energy Corp.................        2,844,518          3,515,400
     150,000   WPS Resources Corp....................        6,859,066          8,296,500
     800,000   Xcel Energy Inc.......................       13,785,616         14,768,000
                                                        --------------   ----------------
                                                           222,296,219        252,285,510
                                                        --------------   ----------------
               ENERGY AND UTILITIES: NATURAL GAS -- 3.1%
       8,500   AGL Resources Inc.....................          231,031            295,885
     100,000   Atmos Energy Corp.....................        2,487,349          2,616,000
      14,800   Delta Natural Gas Co. Inc.............          374,076            372,960
       6,000   Energen Corp..........................          124,550            217,920
     380,000   KeySpan Corp..........................       13,740,598         13,562,200
      20,000   Kinder Morgan Energy
                   Partners LP.......................          824,553            956,400
      50,000   Laclede Group Inc.....................        1,380,807          1,460,500
     300,000   National Fuel Gas Co..................        7,226,378          9,357,000
     215,000   Nicor Inc.............................        7,320,919          8,451,650
     220,000   ONEOK Inc.............................        5,480,182          5,858,600
     260,000   Peoples Energy Corp...................       10,847,653          9,118,200
     300,000   SEMCO Energy Inc.+....................        1,686,087          1,686,000
     200,000   Sempra Energy.........................        5,955,980          8,968,000
      24,000   South Jersey Industries Inc. .........          497,736            699,360
      42,000   Southern Union Co.+...................          963,184            992,460
     180,000   Southwest Gas Corp....................        4,320,420          4,752,000
                                                        --------------   ----------------
                                                            63,461,503         69,365,135
                                                        --------------   ----------------
               ENERGY AND UTILITIES: OIL -- 11.9%
      10,000   Amerada Hess Corp.....................          830,468          1,268,200
       7,000   Anadarko Petroleum Corp...............          391,850            663,250
      40,000   Apache Corp...........................        1,905,219          2,740,800
      20,000   Baker Hughes Inc......................          759,763          1,215,600
      46,900   BG Group plc, ADR.....................        1,893,244          2,329,523
     160,000   BP plc, ADR...........................        7,479,063         10,275,200
     150,000   Burlington Resources Inc..............       10,274,084         12,930,000
       5,000   Chesapeake Energy Corp................           65,488            158,650
     319,888   Chevron Corp..........................       18,621,240         18,160,042
       1,000   Cimarex Energy Co.+...................           28,300             43,010
     320,000   ConocoPhillips........................       14,875,206         18,617,600
      40,000   Cooper Cameron Corp.+.................        1,103,787          1,656,000
      65,000   Devon Energy Corp.....................        2,611,289          4,065,100
     290,000   Diamond Offshore
                   Drilling Inc......................       16,562,002         20,172,400
      75,000   Eni SpA, ADR..........................        6,854,713         10,459,500
     225,000   Exxon Mobil Corp......................       10,427,149         12,638,250
     200,000   Halliburton Co........................        9,744,120         12,392,000
      89,994   Kerr-McGee Corp.......................        4,654,992          8,176,855
     298,366   Marathon Oil Corp.....................       14,236,160         18,191,375
     200,000   Murphy Oil Corp.......................       10,026,477         10,798,000
       2,000   Nabors Industries Ltd.+...............           97,350            151,500
       5,000   Noble Corp............................          254,820            352,700
     190,000   Occidental Petroleum Corp. ...........       13,311,017         15,177,200
      25,000   PetroChina Co. Ltd., ADR..............        1,840,007          2,049,000

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
     280,000   Repsol YPF SA, ADR....................   $    5,930,532   $      8,234,800
     200,000   Royal Dutch Shell plc,
                   Cl. A, ADR........................        9,567,840         12,298,000
      60,000   Schlumberger Ltd......................        3,977,835          5,829,000
       1,000   Seitel Inc.+..........................            1,285              2,090
     940,000   Statoil ASA, ADR......................       13,338,307         21,582,400
     200,000   Sunoco Inc............................        8,156,500         15,676,000
     100,000   Total SA, ADR.........................        8,988,541         12,640,000
      80,000   Transocean Inc.+......................        4,506,519          5,575,200
       5,000   Vintage Petroleum Inc.................          241,450            266,650
                                                        --------------   ----------------
                                                           203,556,617        266,785,895
                                                        --------------   ----------------
               ENERGY AND UTILITIES: WATER -- 0.5%
      11,000   American States Water Co..............          273,608            338,800
      53,333   Aqua America Inc......................          873,085          1,455,991
       4,000   Artesian Resources Corp.,
                   Cl. A.............................          113,635            118,400
       3,000   California Water
                   Service Group.....................           94,710            114,690
       6,000   Connecticut Water
                   Service Inc.......................          152,821            147,060
       6,000   Middlesex Water Co....................          111,082            104,040
      21,466   Pennichuck Corp.......................          417,620            438,765
      45,000   SJW Corp..............................        1,507,781          2,047,500
      16,800   Southwest Water Co....................          192,169            240,408
     160,000   Suez SA...............................        5,222,977          4,978,039
     168,000   Suez SA, Strips+......................                0              1,989
      36,000   United Utilities plc, ADR.............          774,333            839,520
      11,000   Veolia Environnement..................          304,150            497,993
       6,000   York Water Co.........................          115,031            155,100
                                                        --------------   ----------------
                                                            10,153,002         11,478,295
                                                        --------------   ----------------
               ENTERTAINMENT -- 1.2%
       2,000   Grupo Televisa SA, ADR................           79,516            161,000
     500,000   The Walt Disney Co....................       11,529,759         11,985,000
     400,000   Time Warner Inc.......................        6,817,035          6,976,000
     250,000   Vivendi Universal SA, ADR.............        7,761,402          7,857,500
                                                        --------------   ----------------
                                                            26,187,712         26,979,500
                                                        --------------   ----------------
               ENVIRONMENTAL SERVICES -- 0.1%
     100,000   Waste Management Inc..................        2,820,012          3,035,000
                                                        --------------   ----------------
               EQUIPMENT AND SUPPLIES -- 0.6%
     115,000   CIRCOR International Inc..............        2,094,187          2,950,900
      29,000   Lufkin Industries Inc.................          457,313          1,446,230
      45,000   Mueller Industries Inc................        1,991,136          1,233,900
     285,000   RPC Inc...............................        1,897,386          7,506,900
      22,000   Weatherford
                   International Ltd.+...............          520,533            796,400
                                                        --------------   ----------------
                                                             6,960,555         13,934,330
                                                        --------------   ----------------
               FINANCIAL SERVICES -- 13.0%
     350,100   Alliance Capital Management
                   Holding LP........................       11,985,180         19,777,149
     370,000   American Express Co...................       16,473,279         19,040,200
     265,000   American International
                   Group Inc.........................       16,018,612         18,080,950
      74,000   Ameriprise Financial Inc..............        2,378,274          3,034,000
     200,000   AmSouth Bancorporation................        5,110,276          5,242,000
     182,442   Banca Antonveneta SpA.................        5,650,843          5,678,431
     340,000   Bank of America Corp..................       14,404,068         15,691,000
     361,400   Bank of New York Co. Inc. ............       11,720,504         11,510,590
       5,000   BlackRock Inc., Cl. A.................          387,461            542,400
     480,000   Citigroup Inc.........................       23,169,493         23,294,400
      80,000   Commerce Bancorp Inc..................        2,721,136          2,752,800
      30,000   Deutsche Bank AG......................        2,456,595          2,906,100
      70,000   Fannie Mae............................        3,368,870          3,416,700

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      40,000   Fidelity National
                   Financial Inc.....................   $    1,562,229   $      1,471,600
       7,000   Fidelity National Title
                   Group Inc., Cl. A.................          168,700            170,450
     145,000   Fifth Third Bancorp...................        6,516,066          5,469,400
     100,000   First Horizon National Corp...........        4,259,774          3,844,000
      35,000   Flushing Financial Corp...............          663,554            544,950
      44,300   Gold Banc Corp. Inc...................          789,510            807,146
      27,000   Hartford Financial
                   Services Group Inc................        1,748,090          2,319,030
     520,000   JPMorgan Chase & Co...................       18,950,295         20,638,800
     840,000   MBNA Corp.............................       21,925,256         22,806,000
      67,000   Merrill Lynch & Co. Inc...............        4,352,426          4,537,910
     135,000   Morgan Stanley........................        6,866,538          7,659,900
     180,000   New York Community
                   Bancorp Inc.......................        3,510,993          2,973,600
      21,000   NewAlliance Bancshares Inc............          308,926            305,340
      30,000   North Fork
                   Bancorporation Inc................          729,176            820,800
     210,000   PNC Financial Services
                   Group Inc.........................       11,239,980         12,984,300
     253,848   Popular Inc...........................        5,951,293          5,368,885
       1,000   Progressive Corp......................           89,520            116,780
     330,010   Sovereign Bancorp Inc.................        7,300,160          7,134,816
     290,000   St. Paul Travelers
                   Companies Inc.....................       10,913,064         12,954,300
      15,750   Sterling Bancorp......................          341,301            310,748
      50,000   T. Rowe Price Group Inc...............        3,368,235          3,601,500
       5,000   Unitrin Inc...........................          187,486            225,250
      14,490   Valley National Bancorp...............          378,581            349,209
     240,000   Wachovia Corp.........................       11,265,303         12,686,400
     350,000   Waddell & Reed Financial
                   Inc., Cl. A.......................        7,779,892          7,339,500
      32,000   Washington Mutual Inc.................        1,266,593          1,392,000
       3,500   Webster Financial Corp................          155,536            164,150
     150,000   Wells Fargo & Co......................        8,619,101          9,424,500
      86,000   Wilmington Trust Corp.................        3,071,992          3,346,260
     127,300   Zions Bancorporation..................        8,617,330          9,618,788
                                                        --------------   ----------------
                                                           268,741,491        292,353,032
                                                        --------------   ----------------
               FOOD AND BEVERAGE -- 4.7%
     150,000   Anheuser-Busch
                   Companies Inc.....................        6,955,724          6,444,000
      30,000   Campbell Soup Co......................          881,564            893,100
     220,000   Coca-Cola Co..........................        9,736,509          8,868,200
     210,000   ConAgra Foods Inc.....................        5,486,478          4,258,800
     470,000   Dreyer's Grand Ice Cream
                   Holdings Inc., Cl. A..............       36,629,575         38,953,600
     190,000   General Mills Inc.....................        8,737,541          9,370,800
     200,000   Groupe Danone.........................       20,753,729         20,895,734
      50,000   Groupe Danone, ADR....................        1,002,000          1,052,000
     170,000   Heinz (H.J.) Co.......................        6,165,366          5,732,400
       1,000   Kellogg Co............................           35,550             43,220
      40,000   Kraft Foods Inc., Cl. A...............        1,268,376          1,125,600
     339,450   Parmalat SpA, GDR+....................          981,615            825,814
     310,000   Sara Lee Corp.........................        6,840,969          5,859,000
       1,000   Wrigley (Wm.) Jr. Co..................           55,998             66,490
                                                        --------------   ----------------
                                                           105,530,994        104,388,758
                                                        --------------   ----------------
               HEALTH CARE -- 5.0%
     470,000   Beverly Enterprises Inc.+.............        5,942,721          5,484,900
     145,000   Bristol-Myers Squibb Co...............        3,552,525          3,332,100
   1,000,000   Chiron Corp.+.........................       44,250,862         44,460,000
     195,000   Eli Lilly & Co........................       11,422,148         11,035,050
     130,000   Guidant Corp..........................        8,636,046          8,417,500

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
     141,100   IDX Systems Corp.+....................   $    6,122,849   $      6,197,112
     135,000   IMS Health Inc........................        3,492,099          3,364,200
     220,000   Merck & Co. Inc.......................        8,376,601          6,998,200
      60,000   Owens & Minor Inc.....................        1,517,872          1,651,800
     650,000   Pfizer Inc............................       19,400,016         15,158,000
     115,000   Renal Care Group Inc.+................        5,313,134          5,440,650
      10,000   Wyeth.................................          398,480            460,700
                                                        --------------   ----------------
                                                           118,425,353        112,000,212
                                                        --------------   ----------------
               HOTELS AND GAMING -- 1.3%
      30,000   GTECH Holdings Corp...................          986,033            952,200
   2,000,000   Hilton Group plc......................        9,246,478         12,507,955
     150,000   Hilton Hotels Corp....................        2,554,449          3,616,500
   1,005,500   La Quinta Corp.+......................       11,022,490         11,201,270
                                                        --------------   ----------------
                                                            23,809,450         28,277,925
                                                        --------------   ----------------
               MACHINERY -- 0.5%
     333,500   CNH Global NV.........................        6,600,187          6,183,090
      60,000   Deere & Co............................        3,880,374          4,086,600
                                                        --------------   ----------------
                                                            10,480,561         10,269,690
                                                        --------------   ----------------
               METALS AND MINING -- 0.5%
      10,000   Arch Coal Inc.........................          314,774            795,000
       8,000   BHP Billiton Ltd., ADR................          217,549            267,360
       3,000   Fording Canadian Coal Trust...........           32,950            103,710
     120,000   Freeport-McMoRan Copper
                   & Gold Inc., Cl. B................        4,389,476          6,456,000
      24,000   Inco Ltd..............................          911,698          1,045,680
      10,000   Massey Energy Co......................          235,475            378,700
      12,000   Peabody Energy Corp...................          291,734            989,040
      12,000   Phelps Dodge Corp.....................          967,521          1,726,440
       1,000   Rio Tinto plc, ADR....................          127,360            182,790
       3,000   Westmoreland Coal Co.+................           52,605             68,700
                                                        --------------   ----------------
                                                             7,541,142         12,013,420
                                                        --------------   ----------------
               PUBLISHING -- 0.3%
     135,000   Dow Jones & Co. Inc...................        5,111,401          4,791,150
     200,000   Reader's Digest
                   Association Inc...................        2,978,081          3,044,000
                                                        --------------   ----------------
                                                             8,089,482          7,835,150
                                                        --------------   ----------------
               REAL ESTATE -- 0.0%
       8,000   Brookfield Asset
                   Management Inc., Cl. A............          186,196            402,640
                                                        --------------   ----------------
               RETAIL -- 1.4%
     720,000   Albertson's Inc.......................       16,741,286         15,372,000
     160,000   Ingles Markets Inc., Cl. A............        1,811,074          2,504,000
      50,000   Reebok International Ltd..............        2,862,402          2,911,500
     475,000   Safeway Inc...........................       10,104,499         11,238,500
                                                        --------------   ----------------
                                                            31,519,261         32,026,000
                                                        --------------   ----------------
               SPECIALTY CHEMICALS -- 1.0%
      65,000   Ashland Inc...........................        2,532,334          3,763,500
     165,200   Dow Chemical Co.......................        6,665,970          7,239,064
     110,000   E.I. du Pont de
                   Nemours and Co....................        4,769,592          4,675,000
     200,000   Ferro Corp............................        3,966,201          3,752,000
     130,000   Olin Corp.............................        2,356,996          2,558,400
                                                        --------------   ----------------
                                                            20,291,093         21,987,964
                                                        --------------   ----------------
               TELECOMMUNICATIONS -- 6.3%
     700,000   AT&T Inc..............................       17,162,018         17,143,000
     650,000   BCE Inc...............................       14,200,755         15,567,500
     205,000   BellSouth Corp........................        5,462,246          5,555,500
      74,000   BT Group plc, ADR.....................        2,312,412          2,840,120
      20,000   CenturyTel Inc........................          589,377            663,200

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
      50,000   Compania de
               Telecomunicaciones de
                   Chile SA, ADR.....................   $      607,686   $        440,000
     100,000   Deutsche Telekom AG, ADR..............        1,796,995          1,663,000
      55,000   France Telecom SA, ADR................        1,338,443          1,366,200
     210,000   Hellenic Telecommunications
                   Organization SA, ADR+.............        1,644,219          2,200,800
     700,000   MCI Inc...............................       17,541,123         13,811,000
     205,000   Qwest Communications
                   International Inc.+...............          700,980          1,158,250
     840,000   Sprint Nextel Corp....................       18,063,759         19,622,400
     370,000   TDC A/S...............................       20,709,078         22,163,599
     370,000   TDC A/S, ADR..........................        6,712,809         11,055,600
      12,000   Telecom Corp. of New
                   Zealand Ltd., ADR.................          322,396            392,160
      42,000   Telecom Italia SpA, ADR...............        1,285,636          1,226,820
      26,000   Telefonica SA, ADR....................        1,107,367          1,170,520
     275,000   Telefonos de Mexico SA de
                   CV, Cl. L, ADR....................        4,574,948          6,787,000
     150,000   Telstra Corp. Ltd., ADR...............        2,756,717          2,149,500
      80,000   TELUS Corp., Non-Voting...............        1,407,264          3,196,165
     410,000   Verizon Communications Inc............       13,915,384         12,349,200
                                                        --------------   ----------------
                                                           134,211,612        142,521,534
                                                        --------------   ----------------
               TRANSPORTATION -- 0.4%
       8,000   Frontline Ltd.........................          238,294            303,360
     210,000   GATX Corp.............................        5,512,154          7,576,800
      24,000   Golden Ocean Group Ltd.+..............           14,400             13,512
       4,000   Ship Finance
                   International Ltd.................           91,524             67,600
      42,000   Teekay Shipping Corp..................        1,312,136          1,675,800
                                                        --------------   ----------------
                                                             7,168,508          9,637,072
                                                        --------------   ----------------
               WIRELESS COMMUNICATIONS -- 0.8%
      17,000   Crown Castle
                   International Corp.+..............          272,797            457,470
     100,000   Nextel Partners Inc., Cl. A+..........        2,789,720          2,794,000
   2,750,000   O2 plc................................       10,079,832          9,356,234
     110,000   United States Cellular Corp.+.........        5,022,195          5,434,000
       3,000   Vimpel-Communications,
                   ADR+..............................           91,155            132,690
                                                        --------------   ----------------
                                                            18,255,699         18,174,394
                                                        --------------   ----------------
               TOTAL
                   COMMON STOCKS.....................    1,578,003,663      1,757,803,360
                                                        --------------   ----------------

               CONVERTIBLE PREFERRED STOCKS -- 2.6%
               AEROSPACE -- 0.0%
       8,315   Northrop Grumman Corp.,
                   7.000% Cv. Pfd., Ser. B...........          997,555          1,057,419
                                                        --------------   ----------------
               AUTOMOTIVE -- 0.0%
      20,000   General Motors Corp.,
                   4.500% Cv. Pfd., Ser. A...........          518,910            417,200
                                                        --------------   ----------------
               AVIATION: PARTS AND SERVICES -- 0.2%
      33,700   Sequa Corp.,
                   $5.00 Cv. Pfd.....................        3,187,375          3,504,800
                                                        --------------   ----------------
               BROADCASTING -- 0.0%
      20,460   Emmis Communications Corp.,
                   6.250% Cv. Pfd., Ser. A...........          960,081            912,107
                                                        --------------   ----------------
               BUILDING AND CONSTRUCTION -- 0.0%
         200   Fleetwood Capital Trust,
                   6.000% Cv. Pfd.+..................            6,210             10,375
                                                        --------------   ----------------

                                                                              MARKET
   SHARES                                                   COST              VALUE
------------                                            --------------   ----------------
               BUSINESS SERVICES -- 0.1%
      35,000   Allied Waste Industries Inc.,
                   6.250% Cv. Pfd....................   $    1,864,442   $      1,692,600
                                                        --------------   ----------------
               DIVERSIFIED INDUSTRIAL -- 0.4%
     179,400   Owens-Illinois Inc.,
                   4.750% Cv. Pfd....................        5,956,159          6,099,600
      80,502   Smurfit-Stone Container Corp.,
                   7.000% Cv. Pfd., Ser. A...........        2,008,346          1,823,370
       1,000   U.S. Steel Corp.,
                   7.000% Cv. Pfd., Ser. B...........           88,510            153,645
                                                        --------------   ----------------
                                                             8,053,015          8,076,615
                                                        --------------   ----------------
               ENERGY AND UTILITIES -- 0.6%
               Chesapeake Energy Corp.,
       5,000       5.000% Cv. Pfd. (a)...............          512,500            708,125
      20,000       5.000% Cv. Pfd....................        2,193,750          3,920,000
       2,700       6.000% Cv. Pfd....................          194,400            423,900
      20,000   CMS Energy Corp.,
                   4.500% Cv. Pfd., Ser. B...........        1,069,063          1,597,500
     130,000   El Paso Corp. Capital Trust I,
                   4.750% Cv. Pfd., Ser. C...........        4,680,219          4,295,200
      40,000   Hanover Compressor
                   Capital Trust,
                   7.250% Cv. Pfd....................        1,999,452          1,975,000
                                                        --------------   ----------------
                                                            10,649,384         12,919,725
                                                        --------------   ----------------
               ENTERTAINMENT -- 0.1%
     145,000   Six Flags Inc.,
                   7.250% Cv. Pfd., Ser. B...........        3,355,843          3,352,400
                                                        --------------   ----------------
               FINANCIAL SERVICES -- 0.7%
       4,500   Doral Financial Corp.,
                   4.750% Cv. Pfd....................          940,920            715,500
     215,000   National Australia Bank Ltd.,
                   7.875% Cv. Pfd....................        8,179,114          8,471,000
     138,900   Newell Financial Trust I,
                   5.250% Cv. Pfd....................        6,516,450          5,694,900
                                                        --------------   ----------------
                                                            15,636,484         14,881,400
                                                        --------------   ----------------
               HEALTH CARE -- 0.0%
      10,000   Omnicare Inc.,
                   4.000% Cv. Pfd., Ser. B...........          605,400            742,700
                                                        --------------   ----------------
               METALS AND MINING -- 0.1%
       9,750   Arch Coal Inc.,
                   5.000% Cv. Pfd....................          733,750          1,892,475
                                                        --------------   ----------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.0%
       2,100   Equity Office Properties Trust,
                   5.250% Cv. Pfd., Ser. B...........          104,120            105,735
                                                        --------------   ----------------
               TELECOMMUNICATIONS -- 0.4%
      50,000   Cincinnati Bell Inc.,
                   6.750% Cv. Pfd., Ser. B...........        2,118,418          1,902,500
     121,000   Crown Castle International Corp.,
                   6.250% Cv. Pfd....................        5,568,000          6,443,250
                                                        --------------   ----------------
                                                             7,686,418          8,345,750
                                                        --------------   ----------------
               TRANSPORTATION -- 0.0%
       1,500   GATX Corp.,
                   $2.50 Cv. Pfd.....................          199,475            274,500
         982   Kansas City Southern,
                   4.250% Cv. Pfd....................          551,884            830,715
                                                        --------------   ----------------
                                                               751,359          1,105,215
                                                        --------------   ----------------
               TOTAL CONVERTIBLE
                  PREFERRED STOCKS ..................       55,110,346         59,016,516
                                                        --------------   ----------------

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

 PRINCIPAL                                                                   MARKET
   AMOUNT                                                    COST            VALUE
------------                                            --------------   ----------------
               CONVERTIBLE CORPORATE BONDS -- 1.8%
               AEROSPACE -- 0.1%
$  1,000,000   GenCorp Inc., Sub. Deb. Cv.,
                   5.750%, 04/15/07..................   $      993,738   $      1,090,000
                                                        --------------   ----------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
     500,000   Standard Motor Products Inc.,
                   Sub. Deb. Cv.,
                   6.750%, 07/15/09..................          480,811            427,500
                                                        --------------   ----------------
               BROADCASTING -- 0.5%
  13,240,000   Sinclair Broadcast Group Inc.,
                   Sub. Deb. Cv.,
                   6.000%, 09/15/12..................       10,854,439         11,601,550
                                                        --------------   ----------------
               BUSINESS SERVICES -- 0.1%
               Trans-Lux Corp., Sub. Deb. Cv.,
   2,000,000       7.500%, 12/01/06..................        2,000,000          1,995,000
     950,000       8.250%, 03/01/12..................          947,271            921,500
                                                        --------------   ----------------
                                                             2,947,271          2,916,500
                                                        --------------   ----------------
               COMMUNICATIONS EQUIPMENT -- 0.4%
   8,000,000   Agere Systems Inc.,
                   Sub. Deb. Cv.,
                   6.500%, 12/15/09..................        8,095,536          7,910,000
   2,000,000   TriQuint Semiconductor Inc.,
                   Sub. Deb. Cv.,
                   4.000%, 03/01/07..................        1,965,134          1,962,500
                                                        --------------   ----------------
                                                            10,060,670          9,872,500
                                                        --------------   ----------------
               ENTERTAINMENT -- 0.1%
   1,500,000   The Walt Disney Co., Cv.,
                   2.125%, 04/15/23..................        1,523,203          1,507,500
                                                        --------------   ----------------
               EQUIPMENT AND SUPPLIES -- 0.1%
   1,000,000   Robbins & Myers Inc.,
                   Sub. Deb. Cv.,
                   8.000%, 01/31/08..................        1,008,636          1,023,750
                                                        --------------   ----------------
               FINANCIAL SERVICES -- 0.0%
     250,000   AON Corp., Deb. Cv.,
                   3.500%, 11/15/12..................          275,313            424,062
                                                        --------------   ----------------
               METALS AND MINING -- 0.0%
     400,000   Inco Ltd., Cv.,
                   Zero Coupon, 03/29/21.............          405,980            460,500
                                                        --------------   ----------------
               REAL ESTATE -- 0.0%
               Palm Harbor Homes Inc., Cv.,
     100,000       3.250%, 05/15/24..................           84,011             86,625
   1,000,000       3.250%, 05/15/24 (a)..............          972,593            866,250
                                                        --------------   ----------------
                                                             1,056,604            952,875
                                                        --------------   ----------------
               TELECOMMUNICATIONS -- 0.3%
   6,000,000   Nortel Networks Corp., Cv.,
                   4.250%, 09/01/08..................        5,731,863          5,655,000
                                                        --------------   ----------------
               TRANSPORTATION -- 0.2%
   3,000,000   GATX Corp., Cv.,
                   7.500%, 02/01/07..................        3,226,423          3,521,250
                                                        --------------   ----------------
               TOTAL CONVERTIBLE
                   CORPORATE BONDS...................       38,564,951         39,452,987
                                                        --------------   ----------------
   SHARES
------------
               WARRANTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
         650   Parmalat SpA, GDR,
                 expire 12/31/15+ (a)................                0                  0
                                                        --------------   ----------------

 PRINCIPAL                                                                   MARKET
   AMOUNT                                                   COST             VALUE
------------                                            --------------   ----------------
               SHORT-TERM OBLIGATIONS -- 17.3%
               REPURCHASE AGREEMENTS -- 14.4%
$200,000,000   ABN Amro, 3.300%, dated
                   12/30/05, due 01/03/06,
                   proceeds at maturity,
                   $200,073,333 (b)..................   $  200,000,000   $    200,000,000
 122,720,000   Barclays Capital Inc.,
                   3.300%, dated 12/30/05,
                   due 01/03/06, proceeds at
                   maturity, $122,764,997 (c)........      122,720,000        122,720,000
                                                        --------------   ----------------
                                                           322,720,000        322,720,000
                                                        --------------   ----------------
               U.S. GOVERNMENT OBLIGATIONS -- 2.9%
  64,687,000   U.S. Treasury Bills,
                   3.720% to 3.965%++,
                   01/19/06 to 03/23/06 (d)  ........       64,328,542         64,323,875
                                                        --------------   ----------------
               TOTAL SHORT-TERM
                   OBLIGATIONS.......................      387,048,542        387,043,875
                                                        --------------   ----------------

TOTAL INVESTMENTS -- 100.0%..........................   $2,058,727,502      2,243,316,738
                                                        ==============
OTHER ASSETS AND LIABILITIES (NET)...................                          (5,161,563)
                                                                         -----------------
PREFERRED STOCK
    (5,814,200 preferred shares outstanding).........                        (500,000,000)
                                                                         ----------------
NET ASSETS -- COMMON SHARES
    (84,313,405 common shares outstanding)...........                    $  1,738,155,175
                                                                         ================
NET ASSET VALUE PER COMMON SHARE
    ($1,738,155,175 / 84,313,405 shares outstanding).                    $          20.62
                                                                         ================

               SECURITIES SOLD SHORT -- (0.1)%

 NUMBER OF                                                                    MARKET
   SHARES                                                  PROCEEDS           VALUE
------------                                            --------------   ----------------
               COMMON STOCKS -- (0.1)%
               METALS AND MINING -- (0.1)%
      23,385   Arch Coal Inc.........................   $    1,852,975   $      1,859,108
                                                        --------------   ----------------

________________

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the Rule 144A securities are considered liquid and the market value amounted to $1,574,375 or 0.07% of total investments.

(b) Collateralized by U.S. Treasury Notes, 2.375%, due 08/15/06, market value $204,000,000.

(c) Collateralized by U.S. Treasury Bonds, 6.125%, due 08/15/29, market value $125,174,400.

(d) At December 31, 2005, $500,000 of the principal amount was pledged as collateral for securities sold short.

  +   Non-income producing security.

 ++   Represents annualized yield at date of purchase.

ADR   American Depository Receipt

GDR   Global Depository Receipt

                                                 % OF
                                                MARKET       MARKET
                                                VALUE         VALUE
                                               -------   --------------
      GEOGRAPHIC DIVERSIFICATION
      North America ...................          85.2%   $1,911,168,529
      Europe ..........................          12.0       269,428,520
      Latin America ...................           1.1        25,530,673
      Japan ...........................           1.4        30,762,051
      Asia/Pacific ....................           0.3         6,426,965
                                               -------   --------------
      Total Investments ...............         100.0%   $2,243,316,738
                                               =======   ==============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:
  Investments, at value (cost $1,736,007,502) ...............    $1,920,596,738
  Repurchase agreements, at value (cost $322,720,000) .......       322,720,000
  Segregated cash............................................            89,141
  Cash.......................................................             1,088
  Unrealized appreciation on swap contracts..................         2,935,711
  Dividends and interest receivable..........................         2,906,325
  Receivable for investments sold............................         2,542,448
  Other assets ..............................................            74,019
                                                                 --------------
  TOTAL ASSETS...............................................     2,251,865,470
                                                                 --------------
LIABILITIES:
  Securities sold short (proceeds $1,852,975)................         1,859,108
  Payable for investments purchased .........................         5,922,963
  Payable for investment advisory fees.......................         4,809,823
  Payable for offering expenses..............................           431,133
  Dividends payable..........................................           251,205
  Other accrued expenses.....................................           436,063
                                                                 --------------
  TOTAL LIABILITIES .........................................        13,710,295
                                                                 --------------
PREFERRED STOCK:
  Series A Cumulative  Preferred Stock (5.875%, $25
     liquidation value, $0.001 par value, 3,200,000 shares
     authorized with 3,200,000 shares issued and
     outstanding)............................................        80,000,000
  Series B Cumulative Preferred Stock (Auction Market,
     $25,000 liquidation value, $0.001 par value,
     4,000 shares authorized with 4,000 shares
     issued and outstanding) ................................       100,000,000
  Series C Cumulative Preferred Stock (Auction Market,
     $25,000 liquidation value, $0.001 par value,
     4,800 shares authorized with 4,800 shares
     issued and outstanding).................................       120,000,000
  Series D Cumulative Preferred Stock (6.00%,
     $25 liquidation value, $0.001 par value,
     2,600,000 shares authorized with 2,600,000
     shares issued and outstanding)..........................        65,000,000
  Series E Cumulative Preferred Stock (Auction Rate,
     $25,000 liquidation value, $0.001 par value,
     5,400 shares authorized with 5,400 shares
     issued and outstanding).................................       135,000,000
                                                                 --------------
  TOTAL PREFERRED STOCK .....................................       500,000,000
                                                                 --------------
  NET ASSETS ATTRIBUTABLE TO COMMON
     SHAREHOLDERS ............................................   $1,738,155,175
                                                                 ==============
NET ASSETS ATTRIBUTABLE TO COMMON
  SHAREHOLDERS CONSIST OF:
  Shares of beneficial interest, at $0.001 par value.........    $       84,313
  Additional paid-in capital ................................     1,550,561,641
  Undistributed net investment income........................           132,784
  Accumulated distributions in excess of net realized
     gain on investments, options, securities sold
     short, and foreign currency transactions................          (140,896)
  Net unrealized appreciation on investments
     and swap contracts .....................................       187,524,947
  Net unrealized depreciation on securities sold short.......            (6,133)
  Net unrealized depreciation on foreign
     currency translations ..................................            (1,481)
                                                                 --------------
  NET ASSETS ................................................    $1,738,155,175
                                                                 ==============
  NET ASSET VALUE PER COMMON SHARE
     ($1,738,155,175 / 84,313,405 shares outstanding;
     unlimited number of shares authorized)..................    $        20.62
                                                                 ==============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,167,089).............    $   56,018,518
  Interest ..................................................        14,497,102
                                                                 --------------
  TOTAL INVESTMENT INCOME....................................        70,515,620
                                                                 --------------
EXPENSES:
  Investment advisory fees ..................................        20,599,143
  Auction agent fees.........................................           610,826
  Shareholder communications expenses .......................           550,817
  Payroll expenses...........................................           278,409
  Custodian fees ............................................           179,919
  Trustees' fees ............................................           179,466
  Legal and audit fees ......................................           116,948
  Shareholder services fees..................................            33,406
  Dividends on securities sold short.........................             2,025
  Miscellaneous expenses ....................................           428,882
                                                                 --------------
  TOTAL EXPENSES.............................................        22,979,841
  Less: Custodian fee credits................................           (13,496)
                                                                 --------------
  TOTAL NET EXPENSES.........................................        22,966,345
                                                                 --------------
  NET INVESTMENT INCOME .....................................        47,549,275
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS, SWAP CONTRACTS, SECURITIES
  SOLD SHORT, AND FOREIGN CURRENCY:
  Net realized gain on investments...........................        67,982,211
  Net realized gain on option contracts written..............           144,095
  Net realized loss on swap contracts........................          (205,774)
  Net realized gain on securities sold short.................           276,526
  Net realized gain on foreign currency transactions.........           157,883
                                                                 --------------
  Net realized gain on investments, options, swap
     contracts, and foreign currency transactions............        68,354,941
  Net change in unrealized appreciation/depreciation
     on investments, options, swap contracts, and
     foreign currency translations...........................        43,584,535
                                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, OPTIONS, SWAP CONTRACTS,
     AND FOREIGN CURRENCY....................................       111,939,476
                                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS.........................................       159,488,751
  Total Distributions to Preferred
     Stock Shareholders .....................................       (13,480,202)
                                                                 --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
     SHAREHOLDERS RESULTING FROM OPERATIONS..................    $  146,008,549
                                                                 ==============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                                YEAR ENDED          YEAR ENDED
                                                                                             DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                             -----------------   -----------------
OPERATIONS:
  Net investment income ...................................................................  $      47,549,275   $      35,159,011
  Net realized gain on investments, options, swap contracts, securities sold short, and
     foreign currency transactions ........................................................         68,354,941          19,906,221
  Net change in unrealized appreciation on investments, options, swap contracts,
     and foreign currency translations ....................................................         43,584,535         128,766,916
                                                                                             -----------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................        159,488,751         183,832,148
                                                                                             -----------------   -----------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ...................................................................         (5,432,355)         (1,276,372)
  Net realized short-term gains on investments, options and foreign currency transactions .         (1,314,615)           (342,333)
  Net realized long-term gains on investments, options and foreign currency transactions ..         (6,733,232)           (439,984)
                                                                                             -----------------   -----------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .....................................        (13,480,202)         (2,058,689)
                                                                                             -----------------   -----------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
     RESULTING FROM OPERATIONS ............................................................        146,008,549         181,773,459
                                                                                             -----------------   -----------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ...................................................................        (40,982,793)        (33,326,081)
  Net realized short-term gains on investments, options and foreign currency transactions .         (9,917,725)         (8,938,304)
  Net realized long-term gains on investments, options and foreign currency transactions ..        (50,796,878)        (11,487,977)
  Return of capital .......................................................................                 --         (48,189,583)
                                                                                             -----------------   -----------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ..............................................       (101,697,396)       (101,941,945)
                                                                                             -----------------   -----------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued in offering ........................                 --         185,270,000
  Net decrease from repurchase of common stock ............................................         (9,076,752)         (4,246,068)
  Offering costs for common shares charged to paid-in capital .............................                 --            (482,528)
  Offering costs for preferred shares charged to paid-in capital ..........................         (3,782,570)         (5,320,000)
                                                                                             -----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .....................        (12,859,322)        175,221,404
                                                                                             -----------------   -----------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ..........................         31,451,831         255,052,918

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period .....................................................................      1,706,703,344       1,451,650,426
                                                                                             -----------------   -----------------
  End of period (including undistributed net investment income of $132,784 and $0,
     respectively) ........................................................................  $   1,738,155,175   $   1,706,703,344
                                                                                             =================   =================

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Dividend & Income Trust (the "Trust" or the "Fund") is a non-diversified closed-end management investment company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust sold 7,184 shares to Gabelli Funds, LLC (the "Adviser") for $137,214 on November 18, 2003. Investment operations commenced on November 28, 2003.

      The Trust's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal in value to the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

      OPTIONS. The Trust may purchase or write call or put options on securities or indices. As a writer of put options, the Trust receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Trust would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Trust would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      As a purchaser of put options, the Trust pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Trust would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Trust would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

      In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Trust may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Trust limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

      SWAP AGREEMENTS. The Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust periodically a variable rate payment that is intended to approximate the Trust's variable rate payment obligation on the Series B, Series C, and Series E Preferred Stock. In an interest rate cap, the Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Trust will succeed in pursuing contractual remedies. The Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Trust's portfolio securities at that point in time, such a default could negatively affect the Trust's ability to make dividend payments for the Series B, Series C, and Series E Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Trust's ability to make dividend payments on the Series B, Series C, and Series E Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

      The Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2005 are as follows:

  NOTIONAL                     VARIABLE RATE*      TERMINATION     UNREALIZED
   AMOUNT      FIXED RATE   (RATE RESET MONTHLY)       DATE       APPRECIATION
------------   ----------   --------------------   ------------   -------------
$100,000,000     4.01%            4.29375%         June 2, 2010    $2,935,711

____________________________
*     Based on Libor (London Interbank Offered Rate).

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      FUTURES CONTRACTS. The Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust's investments. Upon entering into a futures contract, the Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

      SECURITIES SOLD SHORT. The Trust may enter into short sale transactions. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. Securities sold short at December 31, 2005 are reflected in the Schedule of Investments.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      RESTRICTED AND ILLIQUID SECURITIES. The Trust is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Trust is informed of the dividend.

      CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, foreign currency transactions, timing differences, and differing characterizations of distributions made by the Trust. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Trust and the calculation of net investment income per share in the Financial Highlights includes these adjustments. For the year ended December 31, 2005, reclassifications were made to decrease accumulated net investment income by $1,001,343 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, options, and foreign currency transactions by $1,001,343.

      Distributions to shareholders of the Trust's 5.875% Series A Cumulative Preferred Stock, Series B Auction Market Cumulative Preferred Stock, Series C Auction Market Cumulative Preferred Stock, 6.00% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                          YEAR ENDED                      YEAR ENDED
                                                       DECEMBER 31, 2005               DECEMBER 31, 2004
                                                  ---------------------------     ---------------------------
                                                     Common       Preferred          Common       Preferred
                                                  ------------   ------------     ------------   ------------
Distributions paid from:
Ordinary income
  (inclusive of short-term capital gains) ....    $ 50,900,518   $  6,746,970     $ 42,201,712   $  1,616,305
Net long-term capital gains ..................      50,796,878      6,733,232       11,550,650        442,384
Non-taxable return of capital ................              --             --       48,189,583             --
                                                  ------------   ------------     ------------   ------------
Total distributions paid .....................    $101,697,396   $ 13,480,202     $101,941,945   $  2,058,689
                                                  ============   ============     ============   ============

      PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Trust to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation on investments .................      $ 184,448,340
Net unrealized appreciation on foreign currency and swap
  contracts ................................................          2,911,373
Net unrealized depreciation on short sales .................             (6,133)
Undistributed ordinary income ..............................            406,846
Dividend payable ...........................................           (251,205)
                                                                  -------------
Total ......................................................      $ 187,509,221
                                                                  =============

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The following summarizes the tax cost of investments, swap contracts, foreign currency, and the related unrealized appreciation/depreciation at December 31, 2005:

                                                          GROSS           GROSS       NET UNREALIZED
                                                       UNREALIZED      UNREALIZED     APPRECIATION/
                                         COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                    ---------------   -------------   -------------   --------------
Investments ...................     $ 2,058,868,398   $ 226,013,846   $ (41,565,506)  $  184,448,340
Swap contracts ................                  --       2,935,711              --        2,935,711
Short sales ...................          (1,852,975)             --          (6,133)          (6,133)
                                    ---------------   -------------   -------------   --------------
                                    $ 2,057,015,423   $ 228,949,557   $ (41,571,639)  $  187,377,918
                                    ===============   =============   =============   ==============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Trust's average weekly net assets including liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value ("NAV") of the Common Shares of the Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the fiscal year.

      The Trust's total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2005, the Trust's total return on the NAV of the Common Shares exceeded the stated dividend rate or corresponding swap rate of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

      During the year ended December 31, 2005, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $957,277 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

      The cost of calculating the Trust's NAV per share is a Trust expense pursuant to the Advisory Agreement. During the year ended December 31, 2005, the Trust reimbursed the Adviser $45,000 in connection with the cost of computing the Trust's NAV, which is included in miscellaneous expenses in the Statement of Operations.

      The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $33,345 for the year ended December 31, 2005, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities, other than short-term securities, for the year ended December 31, 2005 aggregated $922,955,419 and $415,673,754, respectively.

      Option contracts written by the Trust during the year ended December 31, 2005 were as follows:

                                                   NUMBER OF
                                                   CONTRACTS   PREMIUMS
                                                   ---------   ---------
Options outstanding at December 31, 2004 ....         400      $  56,549
Options written .............................         450         88,646
Options exercised ...........................          --             --
Options closed ..............................        (850)      (145,195)
                                                   ------      ---------
Options outstanding at December 31, 2005 ....          --             --
                                                   ======      =========

5. CAPITAL. The Trust is authorized to issue an unlimited number of Common Shares of beneficial interest (par value $.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2005, the Trust repurchased 504,100 shares of beneficial interest in the open market at a cost of $9,076,752 and an average discount of approximately 13.12% from its net asset value. All shares of beneficial interest repurchased have been retired.

      Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31, 2005             DECEMBER 31, 2004
                                     -----------------------      -------------------------
                                      Shares       Amount          Shares        Amount
                                     --------   ------------      ---------   -------------
Shares issued in offering ......           --             --      9,700,000   $ 184,787,472
Shares repurchased .............     (504,100)  $ (9,076,752)      (245,700)     (4,246,068)
                                     --------   ------------      ---------   -------------
Net increase ...................     (504,100)  $ (9,076,752)     9,454,300   $ 180,541,404
                                     ========   ============      =========   =============

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Trust's Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the Common Shares and results in the financial leveraging of the Common Shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Trust is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Trust fails to meet these requirements and does not correct such failure, the Trust may be required to redeem, in part or in full, the 5.875% Series A Cumulative Preferred Stock, Series B Auction Market Cumulative Preferred Stock, Series C Auction Market Cumulative Preferred Stock, 6.00% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On October 12, 2004, the Trust received net proceeds of $77,280,971 (after underwriting discounts of $2,520,000 and offering expenses of $199,029) from the public offering of 3,200,000 shares of 5.875% Series A Cumulative Preferred Stock. Commencing October 12, 2009 and thereafter, the Trust, at its option, may redeem the 5.875% Series A Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Trust did not repurchase any shares of 5.875% Series A Cumulative Preferred Stock. At December 31, 2005, 3,200,000 shares of the 5.875% Series A Cumulative Preferred Stock were outstanding and accrued dividends amounted to $65,278.

      On October 12, 2004, the Trust received net proceeds of $217,488,958 (after underwriting discounts of $2,200,000 and offering expenses of $311,042) from the public offering of 4,000 shares of Series B and 4,800 shares of Series C Auction Market Cumulative Preferred Stock, respectively. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series B Auction Market Cumulative Preferred Stock ranged from 2.00% to 4.48% from January 1, 2005 through December 31, 2005. The dividend rates of Series C Auction Market Cumulative Preferred Stock ranged from 2.21% to 4.40% from January 1, 2005 through December 31, 2005. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B and C Auction Market Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Trust, at its option, may redeem the Series B and C Auction Market Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Trust did not redeem any shares of Series B and C Auction Market Cumulative Preferred Stock. At December 31, 2005, 4,000 and 4,800 shares of the Series B and C Auction Market Cumulative Preferred Stock were outstanding with an annualized dividend rate of 4.48% and 4.40% and accrued dividends amounted to $49,778 and $29,333, respectively.

      On November 3, 2005, the Trust received net proceeds of $62,727,500 (after underwriting discounts of $2,047,500 and estimated offering expenses of $225,000) from the public offering of 2,600,000 shares of 6.00% Series D Cumulative Preferred Stock. Commencing November 3, 2010 and thereafter, the Trust, at its option, may redeem the 6.00% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Trust did not repurchase any shares of 6.00% Series D Cumulative Preferred Stock. At December 31, 2005, 2,600,000 shares of the 6.00% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $54,166.

      On November 3, 2005, the Trust received net proceeds of $133,400,000 (after underwriting discounts of $1,350,000 and estimated offering expenses of $250,000) from the public offering of 5,400 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 3.73% to 4.68% from November 13, 2005 through December 31, 2005. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E Auction Rate Preferred Stock shareholders may also trade shares in the secondary market. The Trust, at its option, may redeem the Series E Auction Rate Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Trust did not redeem any shares of Series E Auction Rate Preferred Stock. At December 31, 2005, 5,400 shares of the Series E Auction Rate Preferred Stock were outstanding with an annualized dividend rate of 4.68% and accrued dividends amounted to $52,650.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Trust and will vote together with holders of common shares as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Trust's outstanding voting stock must approve the conversion of the Trust from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Trust's outstanding voting securities are required to approve certain other actions, including changes in the Trust's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Trust or any material adverse effect on the Adviser or its ability to manage the Trust. The staff's notice to the Adviser did not relate to the Trust.

                       THE GABELLI DIVIDEND & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                              YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                          ------------------------------    DECEMBER 31,
                                                                              2005             2004           2003 (a)
                                                                          ------------     -------------   -------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period .............................    $      20.12     $       19.26   $       19.06(b)
                                                                          ------------     -------------   -------------
    Net investment income ............................................            0.55              0.40              --
    Net realized and unrealized gain on investments ..................            1.33              1.80            0.20
                                                                          ------------     -------------   -------------
    Total from investment operations .................................            1.88              2.20            0.20
                                                                          ------------     -------------   -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS: (g)
    Net investment income ............................................           (0.06)            (0.01)             --
    Net realized gain on investments .................................           (0.10)            (0.01)             --
                                                                          ------------     -------------   -------------
    Total distributions to preferred stock shareholders ..............           (0.16)            (0.02)             --
                                                                          ------------     -------------   -------------
    NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
        RESULTING FROM OPERATIONS ....................................            1.72              2.18              --
                                                                          ------------     -------------   -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
    Net investment income ............................................           (0.48)            (0.39)             --
    Net realized gain on investments .................................           (0.72)            (0.24)             --
    Return of capital ................................................              --             (0.57)             --
                                                                          ------------     -------------   -------------
    Total distributions to common shareholders .......................           (1.20)            (1.20)             --
                                                                          ------------     -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Decrease in net asset value from common share transactions .......              --             (0.05)             --
    Increase in net asset value from repurchase of common shares .....            0.02                --              --
    Offering costs for common shares charged to paid-in capital ......              --             (0.01)             --
    Offering costs for preferred shares charged to paid-in capital ...           (0.04)            (0.06)             --
                                                                          ------------     -------------   -------------
    Total from capital share transactions ............................           (0.02)            (0.12)             --
                                                                          ------------     -------------   -------------
    NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS, END OF PERIOD    $      20.62     $       20.12   $       19.26
                                                                          ============     =============   =============
    Net asset value total return + ...................................            9.47%            11.56%            1.0%*
                                                                          ============     =============   =============
    Market value, end of period ......................................    $      17.62     $       17.95   $       20.00
                                                                          ============     =============   =============
    Total investment return ++ .......................................            4.85%            (4.15)%           0.0%**
                                                                          ============     =============   =============
RATIOS AND SUPPLEMENTAL DATA:
    Net assets including liquidation value of preferred shares, end of
        period (in 000's) ............................................    $  2,238,155     $   2,006,703              --
    Net assets attributable to common shares, end of period (in 000's)    $  1,738,155     $   1,706,703   $   1,451,650
    Ratio of net investment income to average net assets attributable
        to common shares .............................................            2.75%             2.17%          (0.04)%(c)
    Ratio of operating expenses to average net assets attributable to
        common shares net of fee reduction ...........................            1.33%(f)          1.12%           1.38%(c)
    Ratio of operating expenses to average net assets including
        liquidation value of preferred shares net of fee reduction ...            1.12%(f)          1.07%             --
    Portfolio turnover rate ..........................................            25.6%             33.3%            0.4%

    5.875% CUMULATIVE PREFERRED STOCK
    Liquidation value, end of period (in 000's) ......................    $     80,000     $      80,000              --
    Total shares outstanding (in 000's) ..............................           3,200             3,200              --
    Liquidation preference per share .................................    $      25.00     $       25.00              --
    Average market value (d) .........................................    $      24.82     $       24.68              --
    Asset coverage per share .........................................    $     111.91     $      167.23              --

    AUCTION RATE SERIES B CUMULATIVE PREFERRED STOCK
    Liquidation value, end of period (in 000's) ......................    $    100,000     $     100,000              --
    Total shares outstanding (in 000's) ..............................               4                 4              --
    Liquidation preference per share .................................    $     25,000     $      25,000              --
    Average market value (d) .........................................    $     25,000     $      25,000              --
    Asset coverage per share .........................................    $    111,908     $     167,225              --

    AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
    Liquidation value, end of period (in 000's) ......................    $    120,000     $     120,000              --
    Total shares outstanding (in 000's) ..............................               5                 5              --
    Liquidation preference per share .................................    $     25,000     $      25,000              --
    Average market value (d) .........................................    $     25,000     $      25,000              --
    Asset coverage per share .........................................    $    111,908     $     167,225              --

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------       PERIOD ENDED
                                                           2005           2004    DECEMBER 31, 2003 (a)
                                                        -----------      ------   ---------------------
RATIOS AND SUPPLEMENTAL DATA (CONTINUED):
    6.00% CUMULATIVE PREFERRED STOCK
    Liquidation value, end of period (in 000's) ....    $    65,000          --               --
    Total shares outstanding (in 000's) ............          2,600          --               --
    Liquidation preference per share ...............    $     25.00          --               --
    Average market value (d) .......................    $     24.72          --               --
    Asset coverage per share .......................    $    111.91          --               --
    AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
    Liquidation value, end of period (in 000's) ....    $   135,000          --               --
    Total shares outstanding (in 000's) ............              5          --               --
    Liquidation preference per share ...............    $    25,000          --               --
    Average market value (d) .......................    $    25,000          --               --
    Asset coverage per share .......................    $   111,908          --               --
    ASSET COVERAGE (e) .............................            448%        669%              --

_________________________
(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.

(b) The beginning NAV includes a $0.04 reduction for costs associated with the initial public offering.

(c)   Annualized.

(d)   Based on weekly prices.

(e)   Asset coverage is calculated by combining all series of preferred stock.

(f) For the year ended December 31, 2005, the effect of the custodian fee credits was minimal.

(g) Calculated based upon average common shares outstanding on the record dates throughout the year.

  * Based on net asset value per share at commencement of operations of $19.06 per share.

 ** Based on market value per share at initial public offering of $20.00 per share.

  + Based on net asset value per share, adjusted for reinvestment of distributions at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates. Total return for periods of less than one year are not annualized.

 ++ Based on market value per share, adjusted for reinvestment of distributions. Total return for periods of less than one year are not annualized.

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the "Trust") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

                       THE GABELLI DIVIDEND & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

          The names and business addresses of the Trustees and principal officers of this Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

                              TERM OF        NUMBER OF
                            OFFICE AND     FUNDS IN TRUST
   NAME, POSITION(S)         LENGTH OF        COMPLEX
       ADDRESS 1               TIME         OVERSEEN BY     PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
        AND AGE              SERVED 2         TRUSTEE       DURING PAST FIVE YEARS       HELD BY TRUSTEE 4
------------------------   -------------   --------------   -------------------------    --------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI           Since 2003***         24         Chairman of the Board and    Director of Morgan Group
Trustee                                                     Chief Executive Officer      Holdings, Inc. (holding
Chief Investment Officer                                    of GAMCO Investors, Inc.     company)
Age: 63                                                     and Chief Investment
                                                            Officer - Value
                                                            Portfolios of Gabelli
                                                            Funds, LLC and GAMCO
                                                            Asset Management Inc.;
                                                            Chairman and Chief
                                                            Executive Officer of
                                                            Lynch Interactive
                                                            Corporation (multimedia
                                                            and services)

SALVATORE M. SALIBELLO     Since 2003**           3         Certified Public                         --
Trustee                                                     Accountant and Managing
Age: 60                                                     Partner of the accounting
                                                            firm Salibello & Broder,
                                                            LLP

EDWARD T. TOKAR            Since 2003**           1         Senior Managing Director     Trustee, LEVCO Series
Trustee                                                     of Beacon Trust Company      Trust; Director of DB
Age: 58                                                     (trust services) since       Hedge Strategies Fund
                                                            2004; Chief Executive        LLC; Director of the
                                                            Officer of Allied Capital    Topiary Benefit Plan
                                                            Management LLC               Investor Fund LLC
                                                            (1977-2004); Vice            (financial services)
                                                            President of Honeywell
                                                            International Inc.,
                                                            (1977-2004)

NON-INTERESTED TRUSTEES:
-----------------------
ANTHONY J. COLAVITA        Since 2003*           34         Partner in the law firm                  --
Trustee                                                     of Anthony J. Colavita,
Age: 70                                                     P.C.

JAMES P. CONN              Since 2003**          14         Former Managing Director     Director of LaQuinta
Trustee                                                     and Chief Investment         Corp. (hotels) and First
Age: 67                                                     Officer of Financial         Republic Bank (banking)
                                                            Security Assurance
                                                            Holdings Ltd. (insurance
                                                            holding company)
                                                            (1992-1998)

MARIO D'URSO               Since 2003***          3         Chairman of Mittel                       --
Trustee                                                     Capital Markets S.p.A.,
Age: 65                                                     since 2001; Senator in
                                                            the Italian Parliament,
                                                            (1996-2001)

FRANK J. FAHRENKOPF, JR.   Since 2003*            5         President and Chief          Director of First
Trustee                                                     Executive Officer of the     Republic Bank
Age: 66                                                     American Gaming              (banking)
                                                            Association; Partner
                                                            in the law firm of
                                                            Hogan & Hartson LLP;
                                                            Co-Chairman of the
                                                            Commission on
                                                            Presidential
                                                            Debates; Former
                                                            Chairman of the
                                                            Republican National
                                                            Committee

MICHAEL J. MELARKEY        Since 2003***          3         Partner in the law firm      Director of Southwest Gas
Trustee                                                     of Avansino, Melarkey,       Corporation (natural gas
Age: 56                                                     Knobel & Mulligan            utility)

                       THE GABELLI DIVIDEND & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                              TERM OF        NUMBER OF
                            OFFICE AND     FUNDS IN TRUST
   NAME, POSITION(S)         LENGTH OF        COMPLEX
       ADDRESS 1               TIME         OVERSEEN BY     PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
        AND AGE              SERVED 2         TRUSTEE       DURING PAST FIVE YEARS       HELD BY TRUSTEE 4
------------------------   -------------   --------------   -------------------------    --------------------
NON-INTERESTED TRUSTEES (CONTINUED):
-----------------------------------
ANTHONIE C. VAN EKRIS      Since 2003*           18         Chairman of BALMAC                    --
Trustee                                                     International, Inc.
Age: 71                                                     (commodities and futures
                                                            trading)

SALVATORE J. ZIZZA         Since 2003*           25         Chairman of Hallmark         Director of Hollis-Eden
Trustee                                                     Electrical Supplies Corp.    Pharmaceuticals
Age: 60                                                                                  (biotechnology) and Earl
                                                                                         Scheib, Inc. (automotive
                                                                                         services)

OFFICERS:
--------
BRUCE N. ALPERT            Since 2003             --        Executive Vice President              --
President                                                   and Chief Operating
Age: 54                                                     Officer of Gabelli Funds,
                                                            LLC since 1988 and an
                                                            officer of all of the
                                                            registered investment
                                                            companies in the Gabelli
                                                            Funds complex. Director
                                                            and President of Gabelli
                                                            Advisers, Inc. since
                                                            1998.

CARTER W. AUSTIN           Since 2003             --        Vice President of The                 --
Vice President                                              Gabelli Equity Trust
Age: 39                                                     since 2000 and The
                                                            Gabelli Global Gold,
                                                            Natural Resources &
                                                            Income Trust since 2005.
                                                            Vice President of Gabelli
                                                            Funds, LLC since 1996.

JAMES E. MCKEE             Since 2003             --        Vice President, General               --
Secretary                                                   Counsel and Secretary of
Age: 42                                                     GAMCO Investors, Inc.
                                                            (since 1999) and GAMCO
                                                            Asset Management Inc.
                                                            (since 1993); Secretary
                                                            of all of the registered
                                                            investment companies in
                                                            the Gabelli Funds
                                                            complex.

RICHARD C. SELL, JR.       Since 2003             --        Vice President and                    --
Treasurer                                                   Controller of Gabelli &
Age: 56                                                     Company, Inc. since 1998.

PETER D. GOLDSTEIN         Since 2004             --        Director of Regulatory
Chief Compliance Officer                                    Affairs for GAMCO                     --
Age: 52                                                     Investors, Inc. since
                                                            2004; Chief Compliance
                                                            Officer of all of the
                                                            registered investment
                                                            companies in the Gabelli
                                                            Funds complex; Vice
                                                            President of Goldman
                                                            Sachs Asset Management
                                                            from 2000 through 2004.

_______________________
1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Trust's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      ** - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      *** - Term expires at the Trust's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 "Interested person" of the Trust, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Trust as a result of his employment as an officer of the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Tokar is an "interested person" as a result of his son's employment by an affiliate of the Investment Adviser. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the investment adviser. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Trustees and now serves as Trustee Emeritus.

4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

CERTIFICATIONS

      The Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 6, 2005, he was not aware of any violation by the Trust of applicable NYSE corporate governance listing standards. The Trust reports to the SEC on Form N-CSR and N-CSR's contain certifications by the Trust's principal executive officer and principal financial officer that relate to the Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2005

CASH DIVIDENDS AND DISTRIBUTIONS

                                           TOTAL AMOUNT         ORDINARY         LONG-TERM         DIVIDEND
          PAYABLE            RECORD            PAID            INVESTMENT         CAPITAL        REINVESTMENT
            DATE              DATE         PER SHARE (a)       INCOME (a)        GAINS (a)          PRICE
          --------          --------       -------------       ----------       ----------       ------------
COMMON STOCK
          01/25/05          01/17/05         $0.10000          $ 0.04547         $0.05453         $17.87180
          02/22/05          02/14/05          0.10000            0.04547          0.05453          18.04770
          03/24/05          03/16/05          0.10000            0.04547          0.05453          17.75230
          04/25/05          04/15/05          0.10000            0.04547          0.05453          18.14260
          05/24/05          05/16/05          0.10000            0.04547          0.05453          18.37550
          06/24/05          06/16/05          0.10000            0.04547          0.05453          18.51080
          07/25/05          07/15/05          0.10000            0.04547          0.05453          18.69550
          08/25/05          08/17/05          0.10000            0.04547          0.05453          18.71220
          09/26/05          09/16/05          0.10000            0.04547          0.05453          18.40650
          10/25/05          10/17/05          0.10000            0.04547          0.05453          17.72410
          11/23/05          11/15/05          0.10000            0.04547          0.05453          17.74580
          12/23/05          12/15/05          0.10000            0.04547          0.05453          17.90440
                                             --------          ---------        ---------
    Total Common Stock                       $1.20000          $ 0.54564         $0.65436

5.875% PREFERRED SHARES
          03/28/05          03/18/05         $0.36719          $ 0.16696         $0.20023
          06/27/05          06/20/05          0.36719            0.16696          0.20023
          09/26/05          09/19/05          0.36719            0.16696          0.20023
          12/27/05          12/19/05          0.36718            0.16695          0.20023
                                             --------          ---------        ---------
                                             $1.46875          $ 0.66783         $0.80092

6.000% PREFERRED SHARES
          12/27/05          12/19/05         $0.22500          $ 0.10230         $0.12270

AUCTION MARKET AND AUCTION RATE PREFERRED SHARES

      The Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, and Series E Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2005 distributions derived from long-term capital gains for the Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, and Series E Auction Rate Preferred Shares was 54.53%.

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2005 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

      The Trust paid to common, 5.875%, and 6% preferred shareholders ordinary income dividends of $0.54564, $0.66783, and $0.10230 per share, respectively, in 2005. The Trust paid weekly distributions to Series B, C, and E Auction Rate Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $379.91860, $384.62460, and $80.13510 per share, respectively, in 2005. For the year ended December 31, 2005, 80.06% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Trust during 2005 derived from U.S. Treasury Securities was 7.39%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Trust's fiscal year in U.S. Government Securities. The Trust did not meet this strict requirement in 2005. The percentage of U.S. Treasury Securities held as of December 31, 2005 was 2.87%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                       SHORT-TERM   LONG-TERM                                        ADJUSTMENT
                                         INVESTMENT     CAPITAL      CAPITAL      RETURN OF          TOTAL               TO
                                         INCOME (b)    GAINS (b)      GAINS      CAPITAL (c)   DISTRIBUTIONS (a)   COST BASIS (d)
                                         -----------   ----------   ----------   -----------   -----------------   ---------------
COMMON STOCK
2005 ...............................     $   0.45996   $  0.08568   $  0.65436            --      $  1.20000                 --
2004 ...............................         0.40005      0.10023      0.13893   $   0.56079         1.20000         $  0.56079

5.875% PREFERRED STOCK
2005 ...............................     $   0.56290   $  0.10493   $  0.80092            --      $  1.46875                 --
2004 ...............................         0.19150      0.04798      0.06651            --         0.30599                 --

AUCTION MARKET/RATE PREFERRED SHARES
2005 Class B Shares ................     $ 320.22640   $ 59.69220   $455.63150            --      $835.55000                 --
2005 Class C Shares ................       324.19300     60.43160    461.27540            --       845.90000                 --
2005 Class E Shares ................        67.54440     12.59070     96.10490            --       176.24000                 --
2004 Class B Shares ................        68.71140     17.21520     23.86340            --       109.80000                 --
2004 Class C Shares ................        70.77030     17.73100     24.57840            --       113.10000                 --

_____________________

(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income for Federal tax purposes.

(c)   Non-taxable.

(d)   Decrease in cost basis.

                       THE GABELLI DIVIDEND & INCOME TRUST
BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2005, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the "Independent Trustees") who are not "interested persons" of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Trustees as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Independent Trustees considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Trustees noted the experience, length of service, and reputation of the portfolio managers.

INVESTMENT PERFORMANCE. The Independent Trustees reviewed the performance of the Trust since inception against a peer group of all closed-end equity funds. The Independent Trustees noted the Trust's excellent performance for the one year period and since inception.

PROFITABILITY. The Independent Trustees reviewed summary data regarding the profitability of the Trust to the Adviser.

ECONOMIES OF SCALE. The Independent Trustees discussed the major elements of the Adviser's cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data suggesting that 20% growth in the Trust would not produce meaningful economies of scale that the shareholders would not participate in.

SHARING OF ECONOMIES OF SCALE. The Independent Trustees noted that the investment advisory fee schedule for the Trust does not take into account any potential economies of scale that may develop.

SERVICE AND COST COMPARISONS. The Independent Trustees compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Trust to similar expense ratios of the peer group of closed-end equity funds and noted that the Adviser's advisory fee includes substantially all administrative services of the Trust as well as investment advisory services. The Trust's assets are higher than all but one closed-end fund. The Trust's advisory fee and total expense ratio are below the group average. The Independent Trustees also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Trustees were presented with, but did not compare, the advisory fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The Independent Trustees concluded that the Trust enjoyed highly experienced portfolio management services, good ancillary services, and a moderately above average performance record. The Independent Trustees also concluded that the Trust's expense ratios and the profitability to the Adviser of managing the Trust were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend continuation of the investment advisory agreement to the full Board of Trustees.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the Policy of The Gabelli Dividend & Income Trust ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their share certificates to Computershare Trust Company N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                       The Gabelli Dividend & Income Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Trust's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

    ------------------------------------------------------------------------
    The Annual Meeting of The Gabelli Dividend & Income Trust's stockholders will be held at 12:00 P.M. on Monday, May 15, 2006 at the Greenwich Library in Greenwich, Connecticut.
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE GABELLI DIVIDEND & INCOME TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Dividend & Income Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                       THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
    CHAIRMAN & CHIEF EXECUTIVE OFFICER,
    GAMCO INVESTORS, INC.

Anthony J. Colavita
    ATTORNEY-AT-LAW,
    ANTHONY J. COLAVITA, P.C.

James P. Conn
    FORMER CHIEF INVESTMENT OFFICER,
    FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
    CHAIRMAN, MITTEL CAPITAL MARKETS SPA

Frank J. Fahrenkopf, Jr.
    PRESIDENT & CHIEF EXECUTIVE OFFICER,
    AMERICAN GAMING ASSOCIATION

Michael J. Melarkey
    ATTORNEY-AT-LAW,
    AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Salvatore M. Salibello
    CERTIFIED PUBLIC ACCOUNTANT,
    SALIBELLO & BRODER, LLP

Edward T. Tokar
    SENIOR MANAGING DIRECTOR, BEACON TRUST COMPANY

Anthonie C. van Ekris
    CHAIRMAN, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
    CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
    PRESIDENT

Carter W. Austin
    VICE PRESIDENT

Peter D. Goldstein
    CHIEF COMPLIANCE OFFICER

James E. McKee
    SECRETARY

Richard C. Sell, Jr.
    TREASURER

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING
                                                   5.875%           6.000%
                                  COMMON          PREFERRED        PREFERRED
                                ----------        ---------        ---------
NYSE-Symbol:                       GDV             GDV PrA          GDV PrD
Shares
    Outstanding:                84,313,405        3,200,000        2,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5070.

    ------------------------------------------------------------------------
    For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Dividend & Income Trust may, from time to time, purchase its common shares in the open market when the Dividend & Income Trust shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Dividend &
    Income Trust may also, from time to time, purchase its Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
    ------------------------------------------------------------------------

                       THE GABELLI DIVIDEND & INCOME TRUST
                   ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM              GDC AR 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $103,372 in 2005 and $101,664 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,800 in 2005 and $13,800 in 2004.

          Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 in 2005 and $2,550 in 2004.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Savadore
J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.        CONFLICTS OF INTEREST.

                    The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

          In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

A.        OPERATION OF PROXY VOTING COMMITTEE.

          For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.  SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

     - Operations
     - Legal Department
     - Proxy Department
     - Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.  VOTING RECORDS

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.   VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name Adviser or Fund Account Number
         Directors'  Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian  Account  Number
         Adviser  or Fund Account Number
         Directors'  recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES









                         ==============================

                             PROXY VOTING GUIDELINES

                         ==============================

                            GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
          This may include such areas as:
          -Paying greenmail
          -Failure to adopt shareholder resolutions receiving a
           majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
          -Stock split
          -Stock option or other executive  compensation  plan
          -Finance growth of company/strengthen  balance sheet
          -Aid in restructuring
          -Improve credit rating
          -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS
------------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Dividend & Income Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Barbara G. Marcin serves as Senior Portfolio Manager for the Trust. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                       # of Accounts
                                                                                        Managed with    Total Assets with
                                                         Total                          Advisory Fee       Advisory Fee
     Name of Portfolio                               # of Accounts       Total            Based on           Based on
         Manager          Type of Accounts              Managed          Assets          Performance        Performance
         --------         ----------------              -------                          -----------        -----------
1.  Mario J. Gabelli      Registered Investment            24            $10.8B*             5                $2.5B
                          Companies:
                          Other Pooled Investment          20            $946.4M*            19              $704.6M
                          Vehicles:
                          Other Accounts:                1,882            $10.0B             5                $1.3B

2. Barbara G. Marcin      Registered Investment            2              $500.0             0                  $0
                          Companies:
                          Other Pooled Investment          0                $0               0                  $0
                          Vehicles:
                          Other Accounts:                  6              $43.4M             0                  $0

* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR BARBARA G. MARCIN
--------------------------------------------

The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------


Mario Gabelli and Barbara Marcin owned 2,784,705.00 and 0 shares respectively of the Trust as of December 31, 2005.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                               (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL  NUMBER OF                               PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES  (OR UNITS)   (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED         PER SHARE (OR UNIT)           OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
=============================================================================================================================
Month #1  Common - 20,000            Common - $18.7764           Common - 20,000             Common - 84,777,505 -
07/01/05                                                                                     20,000 = 84,757,505
through   Preferred Series A - N/A   Preferred Series A- N/A     Preferred Series A - N/A
07/31/05                                                                                     Preferred Series A - 3,200,000
=============================================================================================================================
=============================================================================================================================
Month #2  Common - 20,000            Common - $18.8534           Common - 20,000             Common - 84,757,505 -
08/01/05                                                                                     20,000 =  84,737,505
through   Preferred Series A - N/A   Preferred Series A - N/A    Preferred Series A - N/A
08/31/05                                                                                     Preferred Series A - 3,200,000
=============================================================================================================================
=============================================================================================================================
Month #3  Common - 20,000            Common - $19.0092           Common - 20,000             Common - 84,737,505 -
09/01/05                                                                                     20,000 = 84,717,505
through   Preferred Series A - N/A   Preferred Series A - N/A    Preferred Series A - N/A
09/30/05                                                                                     Preferred Series A - 3,200,000
=============================================================================================================================
=============================================================================================================================
Month #4  Common - 20,700            Common - $18.2913           Common - 20,700             Common - 84,717,505 -
10/01/05                                                                                     20,700 = 84,696,805
through   Preferred Series A - N/A   Preferred Series A - N/A    Preferred Series A - N/A
10/31/05                                                                                     Preferred Series A - 3,200,000
=============================================================================================================================
=============================================================================================================================
Month #5  Common - 84,000            Common - $17.5383           Common - 84,000             Common - 84,696,505 -
11/01/05                                                                                     84,000 = 84,612,805
through   Preferred Series A - N/A   Preferred Series A - N/A    Preferred Series A - N/A
11/30/05                                                                                     Preferred Series A - 3,200,000
          Preferred  Series D - N/A  Preferred Series D - N/A    Preferred Series D - N/A
                                                                                             Preferred Series D - 2,600,000
=============================================================================================================================
=============================================================================================================================
Month #6  Common - 299,400           Common - $17.9006           Common - 299,400            Common - 84,612,805 -
12/01/05                                                                                     299,400 = 84,313,405
through
12/31/05  Preferred  Series A - N/A  Preferred Series A - N/A    Preferred Series A - N/A    Preferred Series A - 3,200,000
          Preferred  Series D - N/A  Preferred Series D - N/A    Preferred Series D - N/A    Preferred Series D - 2,600,000
=============================================================================================================================
=============================================================================================================================
Total     Common - 464,100           Common - $17.9790           Common - 464,100            N/A

          Preferred  Series A - N/A  Preferred Series A - N/A    Preferred Series A - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Code of ethics,  or any amendment  thereto,  that is   the subject
              of disclosure  required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Dividend & Income Trust
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /s/ Richard C. Sell, Jr.
                         -------------------------------------------------------
                          Richard C. Sell, Jr., Principal Financial Officer
                          and Treasurer


Date     March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.